Exhibit 99.01

Stockholder Notice

NOTICE REQUIRED BY SECTION 204(g)

of the

DELAWARE GENERAL CORPORATION LAW

To SRAX Stockholders:

Our company, SRAX, Inc. (the “Company”) has determined that pursuant to the issuance of 50,000 shares of Series A Non-Voting Preferred Stock (the “Series A Stock”) on December 23, 2021, the Company had issued in excess of the 36,412,417 Series A Shares authorized by our Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Preferred Stock (“COD”). Accordingly, as of December 23, 2021, the Company had issued 50,000 shares of Series A Stock over the maximum amount authorized by the COD. The purpose of this letter is to notify you of the over issuance of Series A Stock and the action taken by our board of directors (the “Board”) to ratify and correct the over issuance of shares of Series A Stock.

Our Certificate of Incorporation, as amended (“Certificate of Incorporation”), as filed with the Secretary of State of the State of Delaware, as amended, authorized the Company to issue up to 300,000,000 shares of our capital stock, consisting of 250,000,000 shares of the company’s Class A common stock, par value $0.001 per share (“Common Stock”), and 50,000,000 shares of our preferred stock, par value $0.001 per share. Our Certificate of Incorporation empowers the Board to designate from time to time the rights, preferences and privileges of any series of preferred stock issued by the company.

On September 21, 2021, the Company filed with the Secretary of State of the State of Delaware, the COD. The COD authorized the Company to issue 36,412,417 shares of Series A Stock and specified the terms, conditions, rights, privileges and preferences of the Series A Stock.

On September 27, 2021, the Company issued 36,412,417 shares of Series A Preferred Stock as a dividend to holders, as of September 20, 2020, of the Company’s (i) Common Stock, (ii) outstanding Common Stock purchase warrants with a contractual right to receive such dividend (“Warrants”), and (iii) outstanding original issue discount senior convertible debentures, which contained a contractual right to receive such dividend (“Debentures”).

On December 23, 2021, the Company determined that it had inadvertently failed to account for an outstanding Warrant to purchase 50,000 shares of Common Stock that had the right to receive the dividend. Accordingly, on December 23, 2021, the Company issued an additional 50,000 Series A Shares (the “Putative Shares”) to such Warrant holder, which was in excess, by 50,000, of the 36,412,417 shares authorized by the COD.

Section 204 of the Delaware General Corporation Law (the “DGCL”) prescribes a procedure for the Company to follow to correct the over issuance and ratify the issuance of the Putative Shares. On January 24, 2022, our Board adopted, by unanimous written consent, a resolution ratifying the over issuance and ratifying the issuance of the Putative Shares in accordance with Delaware law. As part of this process, Section 204 of the DGCL requires that the Company:

●	Send to all of our current and certain former stockholders (including the owners of the Putative Shares) the resolutions adopted by our Board ratifying the over issuance and the issuance of the Putative Shares (a copy of which is attached to this letter and incorporated by reference).

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●	File with the Secretary of State of the State of Delaware a Certificate of Validation of a Certificate of Increase of the Series A Preferred Stock effective as of December 23, 2021 in order to ratify the issuance the Putative Shares.

●	Deliver to all of our stockholders this notice required by Section 204(g) of the DGCL (the “Notice”).

Pursuant to Section 204(g) of the DGCL, the Notice may be provided, in the case of a corporation that has a class of stock listed on a national securities exchange, if disclosed in a document publicly filed by the corporation with the Securities and Exchange commission pursuant to §13, §14, or §15(d) [15 U.S.C. §78m, §77n or §78o(d)] of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or the or the corresponding provisions of any subsequent United States federal securities laws, rules or regulations.

Accordingly, copies of (i) the resolutions of the Board ratifying the over issuance of the Putative Shares, (ii) Section 204 of the DGL, and (iii) Section 205 of the DGCL are attached to this Notice.

To protect privacy, the Company has not disclosed the holder that received the Putative Shares. The Company will separately notify the holder of the Putative Shares and provide this Notice.

Delaware law requires that we advise you that any claim that the act of the Company in issuing the Putative Shares and failing to file a Certificate of Increase of the Series A Preferred Stock is void or voidable due to the identified failure of authorization, or that the Court of Chancery should declare in its discretion that the ratification of the issuance of the Putative Shares by the Board is not effective, must be brought within 120 days from the date that the Certificate of Validation was filed with the Secretary of State of the State of Delaware and became effective.

We regret that the over issuance of Series A Stock occurred and assure you that, as a result of the action taken by the Board to correct the over issuance and ratify the issuance and sale of the Putative Shares in accordance with Delaware law, all of the holders of Series A Preferred Stock (including the owner of the Putative Shares) now hold valid shares of Series A Stock.

Sincerely,

Christopher Miglino

By:	/s/ Christopher Miglino
Christopher Miglino
President and Chief Executive Officer

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Board Resolutions

Ratification of Defective Corporate Act

WHEREAS, on August 13, 2021, the Board approved the issuance of a one-time preferred stock dividend to be paid to holders of the Corporation’s (i) Class A common stock (“Common Stock”), (ii) outstanding Common Stock purchase warrants with a contractual right to receive such dividend (“Warrants”), and (iii) outstanding original issue discount senior convertible debentures, which contained a contractual right to receive such dividend (“Debentures”);that are held as of September 20, 2021 (the “Record Date”);

WHEREAS, on September 20, 2021, the Board approved a Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Preferred Stock (Series A Preferred Stock”), which was filed with the Secretary of State of the State of Delaware on September 21, 2021 (the “COD”), which authorized the issuance by the Corporation of 36,412,417 shares of Series A Preferred Stock, par value $0.001 per share (the “Series A Shares”);

WHEREAS, the Corporation’s Certificate of Incorporation, as amended, and filed with the Secretary of State of the State of Delaware, and as further amended by the COD (collectively, the “Certificate of Incorporation”) represents the current Certificate of Corporation of the Corporation;

WHEREAS, on September 27, 2021, the Corporation issued 36,412,417 Series A Shares in the aggregate to holders of Common Stock, Warrants, and Debentures;

WHEREAS, on December 23, 2021, the Corporation issued an additional 50,000 Series A Shares
(the “Putative Shares”) to the holder of a Warrant that had the right to receive the Series A Shares pursuant to the dividend, but was never issued as a result of an error on the part of the Corporation;

WHEREAS, as a result of the issuance of the Putative Shares, the Corporation issued an aggregate of 36,462,417 Series A Shares;

WHEREAS, the COD authorizes the Corporation to issue up to 36,412,417 Series A Shares and accordingly, the Corporation issued 50,000 Series A Shares in excess of the number of Series A Shares authorized under the COD;

WHEREAS, the issuance of the Putative Shares and the oversight to receive Board approval and to file a Certificate of Increase of the Series A Preferred Stock on or before December 23, 2021 constitutes a defective corporate act (the “Defective Corporate Act”) under Section 204 of the Delaware General Corporations Law (the “DGCL”);

WHEREAS, the Board deems it to be advisable and in the best interests of the Corporation and its stockholders to invoke the procedure under Section 204 of the DGCL to ratify the Defective Corporate Act and the issuance of the Putative Shares;

WHEREAS, in connection with this action, the Board desires to authorize and instruct the Corporation’s management to file a certificate of validation with the Secretary of State of the State of Delaware in the form attached hereto as Exhibit A (the “Certificate of Validation”) as required by Section 204 of the DGCL; and

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WHEREAS, also in connection with this action, the Board desires to authorize and instruct the Corporation’s management to deliver to the Corporation’s stockholders via a Current Report on Form 8-K as authorized pursuant to Section 204(g) of the DGCL, notice of the corrective action of the Board in the form attached hereto as Exhibit B (the “Stockholder Notice”).

NOW THEREFORE, BE IT RESOLVED, that the defective corporate act to be ratified is the Defective Corporate Act and the Board approves ratification of the Defective Corporate Act in accordance with DGCL Section 204 in all material respects; and it is further

RESOLVED FURTHER, that the Defective Corporate Act occurred on December 23, 2021;

RESOLVED FURTHER, that the nature of the “failure of authorization” as that term is used in Section 204 of the DGCL with respect to the Defective Corporate Act is that the Company purportedly issued shares of Series A Preferred Stock in excess of the number of shares of Series A Preferred Stock that the Corporation had the power to issue under Sections 151 and 161 of the DGCL and the Certificate of Incorporation at the time of such issuances;

RESOLVED FURTHER, that the Certificate of Validation is hereby approved and the Board directs the Corporation’s management to execute and file the Certificate of Validation together with such amendments and changes thereto as management determines are necessary, and to file such Certificate of Validation with the Secretary of State of Delaware

RESOLVED FURTHER, that the Stockholder Notice is hereby approved in all material respects and management is hereby instructed to deliver the Stockholder Notice to all current stockholders of the Corporation and stockholders of the Company at the time of the Defective Corporate Act, including stockholders who hold or held Putative Shares, together with a copy of these resolutions of the Board, and any documents required to be delivered to the Company’s stockholders under Section 204 of the DGCL, and such Stockholder Notice will be provided pursuant to disclosure in a document publicly filed with the Securities and Exchange Commission;

RESOLVED FURTHER, that any officer of the respective Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the respective Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions; and

RESOLVED FURTHER, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of the Corporation

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Section 204 of the Delaware General Corporation Law

§ 204 Ratification of defective corporate acts and stock

(a) Subject to subsection (f) of this section, no defective corporate act or putative stock shall be void or voidable solely as a result of a failure of authorization if ratified as provided in this section or validated by the Court of Chancery in a proceeding brought under § 205 of this title.

(b)

(1) In order to ratify 1 or more defective corporate acts pursuant to this section (other than the ratification of an election of the initial board of directors pursuant to paragraph (b)(2) of this section), the board of directors of the corporation shall adopt resolutions stating:

(A) The defective corporate act or acts to be ratified;

(B) The date of each defective corporate act or acts;

(C) If such defective corporate act or acts involved the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued;

(D) The nature of the failure of authorization in respect of each defective corporate act to be ratified; and

(E) That the board of directors approves the ratification of the defective corporate act or acts.

Such resolutions may also provide that, at any time before the validation effective time in respect of any defective corporate act set forth therein, notwithstanding the approval of the ratification of such defective corporate act by stockholders, the board of directors may abandon the ratification of such defective corporate act without further action of the stockholders. The quorum and voting requirements applicable to the ratification by the board of directors of any defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time the board adopts the resolutions ratifying the defective corporate act; provided that if the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title, in each case as in effect as of the time of the defective corporate act, would have required a larger number or portion of directors or of specified directors for a quorum to be present or to approve the defective corporate act, such larger number or portion of such directors or such specified directors shall be required for a quorum to be present or to adopt the resolutions to ratify the defective corporate act, as applicable, except that the presence or approval of any director elected, appointed or nominated by holders of any class or series of which no shares are then outstanding, or by any person that is no longer a stockholder, shall not be required.

(2) In order to ratify a defective corporate act in respect of the election of the initial board of directors of the corporation pursuant to § 108 of this title, a majority of the persons who, at the time the resolutions required by this paragraph (b)(2) of this section are adopted, are exercising the powers of directors under claim and color of an election or appointment as such may adopt resolutions stating:

(A) The name of the person or persons who first took action in the name of the corporation as the initial board of directors of the corporation;

(B) The earlier of the date on which such persons first took such action or were purported to have been elected as the initial board of directors; and

(C) That the ratification of the election of such person or persons as the initial board of directors is approved.

(c) Each defective corporate act ratified pursuant to paragraph (b)(1) of this section shall be submitted to stockholders for approval as provided in subsection (d) of this section, unless:

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(1) No other provision of this title, and no provision of the certificate of incorporation or bylaws of the corporation, or of any plan or agreement to which the corporation is a party, would have required stockholder approval of such defective corporate act to be ratified, either at the time of such defective corporate act or at the time the board of directors adopts the resolutions ratifying such defective corporate act pursuant to paragraph (b)(1) of this section; and

(2) Such defective corporate act did not result from a failure to comply with § 203 of this title.

(d) If the ratification of a defective corporate act is required to be submitted to stockholders for approval pursuant to subsection (c) of this section, due notice of the time, place, if any, and purpose of the meeting shall be given at least 20 days before the date of the meeting to each holder of valid stock and putative stock, whether voting or nonvoting, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted by the board of directors pursuant to paragraph (b)(1) of this section or the information required by paragraph (b)(1)(A) through (E) of this section and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the applicable validation effective time. At such meeting, the quorum and voting requirements applicable to ratification of such defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time of the approval of the ratification, except that:

(1) If the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title in effect as of the time of the defective corporate act would have required a larger number or portion of stock or of any class or series thereof or of specified stockholders for a quorum to be present or to approve the defective corporate act, the presence or approval of such larger number or portion of stock or of such class or series thereof or of such specified stockholders shall be required for a quorum to be present or to approve the ratification of the defective corporate act, as applicable, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required;

(2) The approval by stockholders of the ratification of the election of a director shall require the affirmative vote of the majority of shares present at the meeting and entitled to vote on the election of such director, except that if the certificate of incorporation or bylaws of the corporation then in effect or in effect at the time of the defective election require or required a larger number or portion of stock or of any class or series thereof or of specified stockholders to elect such director, the affirmative vote of such larger number or portion of stock or of any class or series thereof or of such specified stockholders shall be required to ratify the election of such director, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required; and

(3) In the event of a failure of authorization resulting from failure to comply with the provisions of § 203 of this title, the ratification of the defective corporate act shall require the vote set forth in § 203(a)(3) of this title, regardless of whether such vote would have otherwise been required. Shares of putative stock on the record date for determining stockholders entitled to vote on any matter submitted to stockholders pursuant to subsection (c) of this section (and without giving effect to any ratification that becomes effective after such record date) shall neither be entitled to vote nor counted for quorum purposes in any vote to ratify any defective corporate act.

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(e) If a defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, then, whether or not a certificate was previously filed in respect of such defective corporate act and in lieu of filing the certificate otherwise required by this title, the corporation shall file a certificate of validation with respect to such defective corporate act in accordance with § 103 of this title. A separate certificate of validation shall be required for each defective corporate act requiring the filing of a certificate of validation under this section, except that (i) 2 or more defective corporate acts may be included in a single certificate of validation if the corporation filed, or to comply with this title would have filed, a single certificate under another provision of this title to effect such acts, and (ii) 2 or more overissues of shares of any class, classes or series of stock may be included in a single certificate of validation, provided that the increase in the number of authorized shares of each such class or series set forth in the certificate of validation shall be effective as of the date of the first such overissue. The certificate of validation shall set forth:

(1) Each defective corporate act that is the subject of the certificate of validation (including, in the case of any defective corporate act involving the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued), the date of such defective corporate act, and the nature of the failure of authorization in respect of such defective corporate act;

(2) A statement that such defective corporate act was ratified in accordance with this section, including the date on which the board of directors ratified such defective corporate act and the date, if any, on which the stockholders approved the ratification of such defective corporate act; and

(3) Information required by 1 of the following paragraphs:

a. If a certificate was previously filed under § 103 of this title in respect of such defective corporate act and no changes to such certificate are required to give effect to such defective corporate act in accordance with this section, the certificate of validation shall set forth (x) the name, title and filing date of the certificate previously filed and of any certificate of correction thereto and (y) a statement that a copy of the certificate previously filed, together with any certificate of correction thereto, is attached as an exhibit to the certificate of validation;

b. If a certificate was previously filed under § 103 of this title in respect of the defective corporate act and such certificate requires any change to give effect to the defective corporate act in accordance with this section (including a change to the date and time of the effectiveness of such certificate), the certificate of validation shall set forth (x) the name, title and filing date of the certificate so previously filed and of any certificate of correction thereto, (y) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (z) the date and time that such certificate shall be deemed to have become effective pursuant to this section; or

c. If a certificate was not previously filed under § 103 of this title in respect of the defective corporate act and the defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, the certificate of validation shall set forth (x) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (y) the date and time that such certificate shall be deemed to have become effective pursuant to this section.

A certificate attached to a certificate of validation pursuant to paragraph (e)(3)b. or c. of this section need not be separately executed and acknowledged and need not include any statement required by any other section of this title that such instrument has been approved and adopted in accordance with the provisions of such other section.

(f) From and after the validation effective time, unless otherwise determined in an action brought pursuant to § 205 of this title:

(1) Subject to the last sentence of subsection (d) of this section, each defective corporate act ratified in accordance with this section shall no longer be deemed void or voidable as a result of the failure of authorization described in the resolutions adopted pursuant to subsection (b) of this section and such effect shall be retroactive to the time of the defective corporate act; and

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(2) Subject to the last sentence of subsection (d) of this section, each share or fraction of a share of putative stock issued or purportedly issued pursuant to any such defective corporate act shall no longer be deemed void or voidable and shall be deemed to be an identical share or fraction of a share of outstanding stock as of the time it was purportedly issued.

(g) In respect of each defective corporate act ratified by the board of directors pursuant to subsection (b) of this section, prompt notice of the ratification shall be given to all holders of valid stock and putative stock, whether voting or nonvoting, as of the date the board of directors adopts the resolutions approving such defective corporate act, or as of a date within 60 days after such date of adoption, as established by the board of directors, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted pursuant to subsection (b) of this section or the information specified in paragraphs (b)(1)(A) through (E) or paragraphs (b)(2)(A) through (C) of this section, as applicable, and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the later of the validation effective time or the time at which the notice required by this subsection is given. Notwithstanding the foregoing, (i) no such notice shall be required if notice of the ratification of the defective corporate act is to be given in accordance with subsection (d) of this section, and (ii) in the case of a corporation that has a class of stock listed on a national securities exchange, the notice required by this subsection may be deemed given if disclosed in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to §§ 13, 14 or 15(d) [15 U.S.C. §§ 78m, 77n or 78o(d)] of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or the corresponding provisions of any subsequent United States federal securities laws, rules or regulations. If any defective corporate act has been approved by stockholders acting pursuant to § 228 of this title, the notice required by this subsection may be included in any notice required to be given pursuant to § 228(e) of this title and, if so given, shall be sent to the stockholders entitled thereto under § 228(e) and to all holders of valid and putative stock to whom notice would be required under this subsection if the defective corporate act had been approved at a meeting other than any stockholder who approved the action by consent in lieu of a meeting pursuant to § 228 of this title or any holder of putative stock who otherwise consented thereto in writing. Solely for purposes of subsection (d) of this section and this subsection, notice to holders of putative stock, and notice to holders of valid stock and putative stock as of the time of the defective corporate act, shall be treated as notice to holders of valid stock for purposes of §§ 222 and 228, 229, 230, 232 and 233 of this title.

(h) As used in this section and in § 205 of this title only, the term:

(1) “Defective corporate act” means an overissue, an election or appointment of directors that is void or voidable due to a failure of authorization, or any act or transaction purportedly taken by or on behalf of the corporation that is, and at the time such act or transaction was purportedly taken would have been, within the power of a corporation under subchapter II of this chapter, but is void or voidable due to a failure of authorization;

(2) “Failure of authorization” means: (i) the failure to authorize or effect an act or transaction in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation, or any plan or agreement to which the corporation is a party, if and to the extent such failure would render such act or transaction void or voidable; or (ii) the failure of the board of directors or any officer of the corporation to authorize or approve any act or transaction taken by or on behalf of the corporation that would have required for its due authorization the approval of the board of directors or such officer;

(3) “Overissue” means the purported issuance of:

a. Shares of capital stock of a class or series in excess of the number of shares of such class or series the corporation has the power to issue under § 161 of this title at the time of such issuance; or

b. Shares of any class or series of capital stock that is not then authorized for issuance by the certificate of incorporation of the corporation;

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(4) “Putative stock” means the shares of any class or series of capital stock of the corporation (including shares issued upon exercise of options, rights, warrants or other securities convertible into shares of capital stock of the corporation, or interests with respect thereto that were created or issued pursuant to a defective corporate act) that:

a. But for any failure of authorization, would constitute valid stock; or

b. Cannot be determined by the board of directors to be valid stock;

(5) “Time of the defective corporate act” means the date and time the defective corporate act was purported to have been taken;

(6) “Validation effective time” with respect to any defective corporate act ratified pursuant to this section means the latest of:

a. The time at which the defective corporate act submitted to the stockholders for approval pursuant to subsection (c) of this section is approved by such stockholders or if no such vote of stockholders is required to approve the ratification of the defective corporate act, the time at which the board of directors adopts the resolutions required by paragraph (b)(1) or (b)(2) of this section;

b. Where no certificate of validation is required to be filed pursuant to subsection (e) of this section, the time, if any, specified by the board of directors in the resolutions adopted pursuant to paragraph (b)(1) or (b)(2) of this section, which time shall not precede the time at which such resolutions are adopted; and

c. The time at which any certificate of validation filed pursuant to subsection (e) of this section shall become effective in accordance with § 103 of this title.

(7) “Valid stock” means the shares of any class or series of capital stock of the corporation that have been duly authorized and validly issued in accordance with this title. In the absence of actual fraud in the transaction, the judgment of the board of directors that shares of stock are valid stock or putative stock shall be conclusive, unless otherwise determined by the Court of Chancery in a proceeding brought pursuant to § 205 of this title.

(i) Ratification under this section or validation under § 205 of this title shall not be deemed to be the exclusive means of ratifying or validating any act or transaction taken by or on behalf of the corporation, including any defective corporate act, or any issuance of stock, including any putative stock, or of adopting or endorsing any act or transaction taken by or in the name of the corporation prior to the commencement of its existence, and the absence or failure of ratification in accordance with either this section or validation under § 205 of this title shall not, of itself, affect the validity or effectiveness of any act or transaction or the issuance of any stock properly ratified under common law or otherwise, nor shall it create a presumption that any such act or transaction is or was a defective corporate act or that such stock is void or voidable.

79 Del. Laws, c. 72, § 4; 80 Del. Laws, c. 40, § 8.

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Section 205 of the Delaware General Corporation Law

§ 205 Proceedings regarding validity of defective corporate acts and stock

(a) Subject to subsection (f) of this section, upon application by the corporation, any successor entity to the corporation, any member of the board of directors, any record or beneficial holder of valid stock or putative stock, any record or beneficial holder of valid or putative stock as of the time of a defective corporate act ratified pursuant to § 204 of this title, or any other person claiming to be substantially and adversely affected by a ratification pursuant to § 204 of this title, the Court of Chancery may:

(1) Determine the validity and effectiveness of any defective corporate act ratified pursuant to § 204 of this title;

(2) Determine the validity and effectiveness of the ratification of any defective corporate act pursuant to § 204 of this title;

(3) Determine the validity and effectiveness of any defective corporate act not ratified or not ratified effectively pursuant to § 204 of this title;

(4) Determine the validity of any corporate act or transaction and any stock, rights or options to acquire stock; and

(5) Modify or waive any of the procedures set forth in § 204 of this title to ratify a defective corporate act.

(b) In connection with an action under this section, the Court of Chancery may:

(1) Declare that a ratification in accordance with and pursuant to § 204 of this title is not effective or shall only be effective at a time or upon conditions established by the Court;

(2) Validate and declare effective any defective corporate act or putative stock and impose conditions upon such validation by the Court;

(3) Require measures to remedy or avoid harm to any person substantially and adversely affected by a ratification pursuant to § 204 of this title or from any order of the Court pursuant to this section, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Order the Secretary of State to accept an instrument for filing with an effective time specified by the Court, which effective time may be prior or subsequent to the time of such order, provided that the filing date of such instrument shall be determined in accordance with § 103(c)(3) of this title;

(5) Approve a stock ledger for the corporation that includes any stock ratified or validated in accordance with this section or with § 204 of this title;

(6) Declare that shares of putative stock are shares of valid stock or require a corporation to issue and deliver shares of valid stock in place of any shares of putative stock;

(7) Order that a meeting of holders of valid stock or putative stock be held and exercise the powers provided to the Court under § 227 of this title with respect to such a meeting;

(8) Declare that a defective corporate act validated by the Court shall be effective as of the time of the defective corporate act or at such other time as the Court shall determine;

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(9) Declare that putative stock validated by the Court shall be deemed to be an identical share or fraction of a share of valid stock as of the time originally issued or purportedly issued or at such other time as the Court shall determine; and

(10) Make such other orders regarding such matters as it deems proper under the circumstances.

(c) Service of the application under subsection (a) of this section upon the registered agent of the corporation shall be deemed to be service upon the corporation, and no other party need be joined in order for the Court of Chancery to adjudicate the matter. In an action filed by the corporation, the Court may require notice of the action be provided to other persons specified by the Court and permit such other persons to intervene in the action.

(d) In connection with the resolution of matters pursuant to subsections (a) and (b) of this section, the Court of Chancery may consider the following:

(1) Whether the defective corporate act was originally approved or effectuated with the belief that the approval or effectuation was in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation;

(2) Whether the corporation and board of directors has treated the defective corporate act as a valid act or transaction and whether any person has acted in reliance on the public record that such defective corporate act was valid;

(3) Whether any person will be or was harmed by the ratification or validation of the defective corporate act, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Whether any person will be harmed by the failure to ratify or validate the defective corporate act; and

(5) Any other factors or considerations the Court deems just and equitable.

(e) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions brought under this section.

(f) Notwithstanding any other provision of this section, no action asserting:

(1) That a defective corporate act or putative stock ratified in accordance with § 204 of this title is void or voidable due to a failure of authorization identified in the resolution adopted in accordance with 204(b) of this title; or

(2) That the Court of Chancery should declare in its discretion that a ratification in accordance with § 204 of this title not be effective or be effective only on certain conditions, may be brought after the expiration of 120 days from the later of the validation effective time and the time notice, if any, that is required to be given pursuant to § 204(g) of this title is given with respect to such ratification, except that this subsection shall not apply to an action asserting that a ratification was not accomplished in accordance with § 204 of this title or to any person to whom notice of the ratification was required to have been given pursuant to § 204(d) or (g) of this title, but to whom such notice was not given.

79 Del. Laws, c. 72, § 5; 80 Del. Laws, c. 40, § 9.

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